                                                                     EXHIBIT 4.1


NUMBER                    CARIBOU COFFEE COMPANY, INC.                    SHARES



              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA




                                                      SEE REVERSE SIDE
                                                  FOR CERTAIN DEFINITIONS

                                                      CUSIP 142042 20 9


THIS CERTIFIES THAT




is the owner of



         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE, OF

                           CARIBOU COFFEE COMPANY, INC.
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

        /s/ Daniel E. Lee                             /s/ Michael J. Coles
            SECRETARY                                       PRESIDENT



             AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS





                                               COUNTERSIGNED AND REGISTERED
                                                      WELLS FARGO BANK, N.A.

                                                      TRANSFER AGENT
                                                      AND REGISTRAR

                                                      AUTHORIZED SIGNATURE
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THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS
CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:


TEN COM - AS TENANTS IN COMMON                 UTMA -       CUSTODIAN
                                                     ------           --------
                                                     (CUST)            (MINOR)
TEN ENT - AS TENANTS BY ENTIRETIES             UNDER UNIFORM TRANSFER TO MINORS

JT TEN  - AS JOINT TENANTS WITH
          RIGHT OF SURVIVORSHIP AND               ACT
          NOT AS TENANTS IN COMMON                   -------------------------
                                                             (STATE)

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

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FOR VALUE RECEIVED _____ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          SHARES
--------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
                                    --------------------------------------------

                                    --------------------------------------------
                                    NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.



SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL
INSTITUTION (SUCH AS A BANK OR BROKER) WHICH
IS A PARTICIPANT IN THE SECURITIES TRANSFER
AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW
YORK STOCK EXCHANGE, INC. MEDALLION
SIGNATURE PROGRAM ("MSP"), OR THE STOCK
EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST
NOT BE DATED GUARANTEES BY A NOTARY PUBLIC
ARE NOT ACCEPTABLE.